UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 13, 2020
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

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SECTION 3 - SECURIIIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

A. On November 13, 2020, Petroteq Energy Inc. (the "Company") offered and sold 1,416,666 common shares of the Company (the "Offered Shares"), at a subscription price of $0.06 per Offered Share, to two accredited investors in reliance on Rule 506(b) of Regulation D of the United States Securities Act of 1933, as amended (the "U.S. Securities Act").

B. On November 24, 2020, the Company announced its intention to issue 1,538,461 common shares of the Company (the "Debt Shares") in satisfaction of $60,000 indebtedness owed to an arms length service provider.  The Debt Shares will be issued in reliance on exemptions from the registration requirements of the U.S. Securities Act, and applicable state securities laws, and will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act).  The Debt Shares are subject to a Canadian four-month hold period.

C. An aggregate 60,124,427 common shares (the "Shares") were issued by the Company pursuant to Rule 506(b) of Regulation D of the U.S. Securities Act in connection with the transactions previously disclosed by the Company as follows:

1. On November 13, 2020, the Company issued 1,416,666 Shares to an accredited investor pursuant to a shares for debt transaction, at a deemed issue price of $0.06 per Share, in payment and satisfaction of $85,000 of indebtedness. This shares for debt transaction was disclosed in Item 3.02 of the Company's current report on Form 8-K dated October 14, 2020 and filed with the SEC on the same date (SEC File# 201238941) as then being subject to completion and execution of definitive agreements and all necessary approvals, including the approval of the TSXV.

2. On November 19, 2020, following receipt of TSXV approval, the Company issued 2,041,095 Shares to two accredited investors pursuant to a shares for debt transaction, at a deemed issue price of $0.073 per Share, in payment and satisfaction of $149,000 of indebtedness. This shares for debt transaction was disclosed in Item 3.02 of the Company's current report on Form 8-K dated October 14, 2020 and filed with the SEC on the same date (SEC File# 201238941) as then being subject to completion and execution of definitive agreements and all necessary approvals, including the approval of the TSXV.

3. On November 23, 2020, following receipt of TSXV approval, the Company issued 56,666,666 Shares to an Accredited Investor pursuant to an amended and restated debt conversion agreement dated August 15, 2020 wherein,

(i) 45,000,000 Shares were issued at a deemed price of $0.04 per Share as disclosed in paragraph 2 of Item 3.02 of the Company's current report on Form 8-K dated July 20, 2020 and filed with the SEC on July 24, 2020 (SEC File# 201046865) as then being subject to the approval of the TSXV; and

(ii) 11,666,666 Shares were issued at a deemed price of $0.06 per Share as paragraph 1 of Item 3.02 of the Company's current report on Form 8-K dated August 19, 2020 and filed with the SEC on September 3, 2020 (SEC File# 201158123) as then being subject to the approval of the TSXV.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

1. On November 17, 2020, the Company disseminated a news release which is reproduced below in its entirety.

Petroteq Energy Signs Non-Exclusive Multi-Site License for Petroteq's Oil Sands Technology

Company Retains All Technology and Improvements Plus 5% Royalty on Product

SHERMAN OAKS, CA / ACCESSWIRE / November 17, 2020 /Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE)(OTC PINK:PQEFF)(FSE:PQCF), an integrated oil company focused on the development and implementation of its proprietary oil-extraction technologies, today announced that Greenfield Energy LLC ("Greenfield") has executed a non-exclusive, multi-site license with Petroteq (the "License"). Pursuant to the terms of the License, the License has been granted in consideration for the funding that Greenfield has provided to date in respect of the upgrades to Petroteq's existing oil sands plant at Asphalt Ridge, Utah (the "POSP") being US$1,500,000, and a further US$500,000 to be invested by Greenfield into the POSP within 20 days. Greenfield is a 50/50 joint venture between TomCo Energy plc (AIM: TOM) ("TomCo") and Valkor LLC ("Valkor").

The License will allow Greenfield to use Petroteq's oil sands technology, which includes Petroteq's processes for the recovery of oil from oil sands, patents, other intellectual property and know-how, in any future oil sands plants built by Greenfield in the United States. The License also clarifies the ownership of any intellectual property developed as a result of the POSP upgrade and associated trials or otherwise developed by Greenfield in the future. Any such intellectual property will be the property of Petroteq and pursuant to the License, Petroteq will grant Greenfield the ability to utilise such intellectual property, together with any additional intellectual property developed by Petroteq, in accordance with the terms of the License.

For any future oil sands plants built by Greenfield utilizing the License, Greenfield will pay Petroteq a 5% royalty of net revenues received from oil products produced from oil sand resources.

As announced by TomCo on September 16, 2020, the board of TomCo believes that the Pre-FEED (Front-End Engineering and Design) Report prepared by Crosstrails Engineering LLC, a subsidiary of Valkor, provides a high level of confidence that the processes being utilised at the POSP can be scaled up to enable commercial production of 10,000 barrels of oil per day ("bopd") from a single site. Proof of commerciality though is subject to the successful completion of the upgrade works to the POSP, that are currently being completed prior to its restart, and the associated trials to demonstrate the commerciality of the processes used in Petroteq's Clean Oil Recovery Technology ("CORT") process and the identification and securing of a suitable site for a commercial scale plant. Greenfield believes that a combination of the License and know how being developed through the POSP upgrades and associated trials, may put Greenfield in a position to develop its own commercial scale oil sands plant, subject to securing a suitable location and funding.

Work is being undertaken by Greenfield pursuant to the work order originally between Valkor and Petroteq that has been assigned to Greenfield, under which Greenfield has taken over the management and operations of the POSP. Work to upgrade the capacity and improve the reliability of the POSP is progressing as planned, with the restart of the POSP expected the week of November 30, 2020. Once the POSP has been restarted, Petroteq intends to undertake a series of associated tests and trials, to be verified by an independent third party, to demonstrate both the commerciality of the CORT process and validate the proposed design for the commercial scale plant, thereby enabling Greenfield to move forward with the final FEED report for a 10,000 bopd plant.

In addition, following the restart of the POSP, Greenfield intends to start working with Quadrise, regarding a trial of Quadrise's MSAR® technology at the POSP. This will initially comprise the supply of oil samples produced by the POSP to Quadrise to enable them to undertake test work in the United Kingdom to finalise the required MSAR® formulations, before the planned on-site demonstration trial to produce approximately 600 barrels (100 tonnes) of MSAR® which is intended to be undertaken during Q1 2021.

George Stapleton, Petroteq's COO, commented "We appreciate the confidence shown by Greenfield in Petroteq's CORT process for the extraction of heavy oil from oil sands and look forward to supporting the FEED and detailed design for Greenfield's proposed initial 10,000 bopd facility. We are hopeful that once the commerciality of the CORT Process has been independently verified, Petroteq will be in a position to license its oil sands technology to other operators."

About Petroteq Energy Inc.

Petroteq is a clean technology company focused on the development, implementation and licensing of a patented, environmentally safe and sustainable technology for the extraction and reclamation of heavy oil and bitumen from oil sands and mineable oil deposits. Petroteq is currently focused on developing its oil sands resources at Asphalt Ridge and upgrading production capacity at its heavy oil extraction facility located near Vernal, Utah.

Petroteq believes that its technology can produce a relatively sweet heavy crude oil from deposits of oil sands at Asphalt Ridge without requiring the use of water, and therefore without generating wastewater which would otherwise require the use of other treatment or disposal facilities which could be harmful to the environment. Petroteq's process is intended to be a more environmentally friendly extraction technology that leaves clean residual sand that can be returned to the environment, without the use of tailings ponds or further remediation.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company are intended to identify forward-looking information, including: Greenfield investing a further US$500,000 into the POSP within 20 days pursuant to the License; the commerciality and production (including bopd) from the POSP; the restart of the POSP the week of November 30, 2020; Petroteq intending to undertake a series of associated tests and trials, to be verified by an independent third party, to demonstrate both the commerciality of the CORT process and validate the proposed design for the commercial scale plant; Greenfield moving forward with a final FEED report for a 10,000 bopd plant; the intended work, and timing thereof, by Quadrise; and the design for Greenfield's proposed initial 10,000 bopd facility. Readers are cautioned that there is no certainty that it will be commercially viable to produce any portion of the resources. All statements other than statements of historical fact may be forwardlooking information. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: the Company and its partners having the resources and services available to continue and complete work on its plant; equipment required to restart the plant being delivered on time; and the plant producing as expected. Material factors or assumptions were applied in providing forward-looking information. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward- looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

The securities referred to in this news release have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent U.S. registration or an applicable exemption from the U.S. registration requirements. This news release does not constitute an offer for sale of securities, nor a solicitation for offers to buy any securities. Any public offering of securities in the United States must be made by means of a prospectus containing detailed information about the company and management, as well as financial statements.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.

Alex Blyumkin

Executive Chairman

Tel: (800) 979-1897

2. On November 24, 2020, the Company disseminated a news release which is reproduced below in its entirety.

Petroteq Energy Announces That Work to Upgrade the Capacity and Reliability of Its Oil Sands Plant at Asphalt Ridge Is Nearing Completion

Company Says Commissioning of the Plant Now Planned to Begin During the Week of November 30, 2020

SHERMAN OAKS, CA / ACCESSWIRE / November 24, 2020 /Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE)(OTC PINK:PQEFF)(FSE:PQCF), an integrated oil company focused on the development and implementation of its proprietary oil-extraction technologies, announced that work to upgrade the capacity and reliability of its oil sands plant at Asphalt Ridge (the "POSP") is nearing completion with commissioning of the POSP now planned to begin during the week of November 30, 2020.

The Company is further pleased to announce that:

All critical equipment has been received and installed at the POSP. Installation of buildings over the nitrogen system and the vapor recovery system and erection of wind-walls at the mixing tank area and decanter deck were completed this past weekend to better allow for operations during winter months. Pressure testing of piping systems is currently underway as part of POSP pre-commissioning activities in preparation for plant start-up.

All site personnel completed mandatory Mine Safety and Health Administration (MSHA) training last week in advance of the restart of mining and ore handling operations. Rental equipment needed for ore crushing and handling is scheduled to arrive on site over the course of this week.

Subcontract mining quotations have been received and are being evaluated with a formal mining subcontract expected to be placed this week.

First fills of solvent and other consumables is expected to be delivered early next week.

George Stapleton, Petroteq COO, commented: "We expect to spend most of the first two weeks of December completing commissioning activities and shaking down various systems within the POSP prior to once again operating the full POSP and extracting oil from oil sands. The team at site has worked around a number of supplier delays and the impacts of the recent declaration by the Governor of Utah of a COVID State of Emergency in Utah, but in spite of that we have successfully remained mostly on schedule and have already begun pre-commissioning of plant front-end systems. All of us are looking forward to restarting oil production and validating that the POSP upgrades have been a success."

In addition, the Company intends to complete a shares for debt transaction, pursuant to which it will issue 1,538,461 common shares in satisfaction of US$60,000 of indebtedness owed to an arm's length service provider. The Company determined (with the creditor's consent) to satisfy the foregoing indebtedness with common shares in order to preserve the Company's cash for use on its extraction technology in Asphalt Ridge, Utah, and for working capital. The transaction is subject to completion and execution of a definitive agreement and all necessary approvals, including from the TSX Venture Exchange. The common shares issuable pursuant to the transaction will be issued in reliance on exemptions from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and applicable state securities laws, and will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act). In addition, such securities will be subject to a Canadian four-month hold period.

About Petroteq Energy Inc.

Petroteq is a clean technology company focused on the development, implementation and licensing of a patented, environmentally safe and sustainable technology for the extraction and reclamation of heavy oil and bitumen from oil sands and mineable oil deposits. Petroteq is currently focused on developing its oil sands resources at Asphalt Ridge and upgrading production capacity at its pilot heavy oil extraction facility located near Vernal, Utah.

Petroteq believes that its technology can produce a relatively sweet heavy crude oil from deposits of oil sands at Asphalt Ridge without requiring the use of water, and therefore without generating wastewater which would otherwise require the use of other treatment or disposal facilities which could be harmful to the environment. Petroteq's process is intended to be a more environmentally friendly extraction technology that leaves clean residual sand that can be returned to the environment, without the use of tailings ponds or further remediation.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company are intended to identify forward-looking information, including: the timing of the commissioning of the POSP; the restarting of mining and ore handling operations; the timing of the rental equipment arriving; the timing of a formal mining subcontract; the timing of the first fills of solvent and other consumables being delivered; how the Company intends to spend most of the first two weeks of December; and closing of the shares for debt transaction. Readers are cautioned that there is no certainty that it will be commercially viable to produce any portion of the resources. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: the Company and its partners having the resources and services available to continue and complete work on its plant; equipment required to restart the plant being delivered on time; receipt of director and TSX Venture Exchange approval for the shares for debt transaction; and execution of a definitive agreement for the shares for debt transaction and all closing conditions of the transaction being satisfied or waived. Material factors or assumptions were applied in providing forward-looking information. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: failure to receive the necessary approvals for the shares for debt transaction; failure to negotiate and execute a definitive agreement for the shares for debt transaction; uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon-bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, nonessential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

The securities referred to in this news release have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent U.S. registration or an applicable exemption from the U.S. registration requirements. This news release does not constitute an offer for sale of securities, nor a solicitation for offers to buy any securities. Any public offering of securities in the United States must be made by means of a prospectus containing detailed information about the company and management, as well as financial statements.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.

Alex Blyumkin

Executive Chairman

Tel: (800) 979-1897

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.
DATE: November 27, 2020	By: /s/ Alex Blyumkin Alex Blyumkin Executive Chairman

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